UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09141

Eaton Vance Municipal Income Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2007

Item 1. Reports to Stockholders

Semiannual Report May 31, 2007

EATON VANCE
MUNICIPAL
INCOME
TRUST

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Municipal Income Trust as of May 31, 2007

INVESTMENT UPDATE

Eaton Vance Municipal Income Trust (the “Trust”) is a closed-end Trust, traded on the New York Stock Exchange, designed to provide current income exempt from regular federal income tax. This income is earned by investing primarily in investment-grade municipal securities.

Economic and Market Conditions

First quarter economic growth rose 0.6% following the 2.5% growth rate achieved in the fourth quarter of 2006. The housing sector continued to struggle, with the subprime sector experiencing continuing pressure, and short-term variable rate mortgages resetting higher.  Building permits and housing starts have both fallen significantly from their highs in early 2006, while sales of new and existing homes both peaked in 2005. Away from housing and autos, the economy appears to be slowing but in a somewhat controlled manner.

Inflation measures have remained somewhat elevated on an absolute level, while core inflation measures (less food and energy) are fairly well contained. With this backdrop, the Fed is in a pausing mode, awaiting further economic inputs to determine the future direction of interest rate moves. At May 31, 2007, the Federal Funds rate stood at 5.25%.

Municipal market supply rose during the first five months of 2007, resulting in underperformance of the municipal sector. On May 31, 2007, long-term AAA-rated municipal bonds yielded 86.6% of yields on U.S. Treasury bonds with similar maturities.*

For the six months ended May 31, 2007, the Lehman Brothers Municipal Bond Index† (the “Index”), an unmanaged index of municipal bonds, posted a gain of 0.30%. For more information about the Trust’s performance and that of funds in the same Lipper Classification,† see the Performance Information and Portfolio Composition page that follows.

* Source: Bloomberg L.P. Yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Trust’s yield.

† It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect expenses that would have been incurred if an investor  individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results.

Management Discussion

The Trust invests primarily in bonds with stated maturities of 10 years or longer, as longer-maturity bonds historically have provided greater tax-exempt income for investors than shorter-maturity bonds. Given the flattening of the yield curve for other fixed-income securities over the past two years — with shorter-maturity yields rising more than longer-maturity yields — management felt that the long end of the municipal curve was a relatively attractive place to be positioned. However, given the leveraged nature of the Trust, rising short-term rates have increased the distributions paid to holders of Auction Preferred Shares. As these costs have risen, the net income available to common shareholders generated by the Trust has declined. Please see the Performance Information and Portfolio Composition page that follows for a description of the Trust’s leverage as of May 31, 2007.

Because of the mixed economic backdrop of contained inflation expectations, a weakened housing market and continued growth in the labor market, Trust management continued to maintain a somewhat cautious outlook on interest rates. In this environment, Trust management continued to focus on finding relative value within the marketplace – in issuer names, coupons, maturities and sectors. Relative value trading, which seeks to capitalize on undervalued securities, has enhanced the Trust’s returns during the period.

For the year ended May 31, 2007, Eaton Vance Municipal Income Trust was ranked #1 out of 55 funds in the Lipper General Municipal Debt Funds (Leveraged) Classification; for three years, #1 out of 55 funds; and for five years, #1 out of 50 funds. Past performance is no guarantee of future results. Rankings are based on percentage change in net asset value with all distributions reinvested. Source: Lipper, Inc.

Trust shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance Municipal Income Trust as of May 31, 2007

PErForMANCE INForMATIoN AND PorTFoLIo CoMPoSITIoN

Trust Performance as of 5/31/07(1)

NYSE Symbol	EVN

Average Annual Total Returns (by share price, New York Stock Exchange)
Six Months	0.87%
One Year	8.48
Five Years	9.57
Life of Trust (1/29/99)	7.65

Average Annual Total Returns (by net asset value)

Six Months	0.15%
One Year	8.90
Five Years	11.66
Life of Trust (1/29/99)	7.45

Market Yields

Market Yield(2)	5.02%
Taxable Equivalent Market Yield(3)	7.72

Index Performance(4)

Lehman Brothers Municipal Bond Index -Average Annual Total Returns
Six Months	0.30%
One Year	4.84
Five Years	4.94
Life of Trust (1/31/99)	4.96

Lipper Averages(5)

Lipper General Municipal Debt Funds (Leveraged) Classification
Average Average Annual Total Returns (by net asset value)
Six Months	-0.30%
One Year	5.92
Five Years	7.01
Life of Trust (1/31/99)	5.78

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Portfolio Manager: Thomas M. Metzold, CFA

Rating Distribution*(6),(7)

By total investments

*  The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1B to the Trust’s financial statements. Absent such securities, the Trust’s rating distribution at May 31, 2007, is as follows, and the average rating is A:

AAA	36.1%
AA	3.0%
A	18.9%
BBB	12.7%
BB	1.2%
B	5.2%
CCC	1.1%
Not Rated	21.8%

Trust Statistics(7),(8)

• Number of Issues:	130
• Average Maturity:	23.3 years
• Average Effective Maturity:	10.4 years
• Average Call Protection:	7.2 years
• Leverage:**	33%

**          The leverage amount is Auction Preferred Shares at liquidation value as a percentage of the Trust’s total assets excluding assets deemed held pursuant to FAS Statement No. 140. The Trust uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

(1)          Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. The Trust’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Performance results reflect the effect of leverage resulting from the Trust’s issuance of Auction Preferred Shares.(2) The Trust’s market yield is calculated by dividing the last dividend per common share of the semiannual period by the share price at the end of the semiannual period and annualizing the result. (3) Taxable-equivalent figure assumes a maximum 35.00% federal income tax rate. A lower tax rate would result in lower tax-equivalent figures. (4) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. (5) The Lipper Average is the average annual total return of the funds, at net asset value, that are in the same Lipper Classification as the Trust. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper General Municipal Debt Funds (Leveraged) Classification contained 55, 55, 50 and 41 funds for the 6-month, 1-year, 5-year and Life-of-Trust time periods, respectively. Lipper averages are available as of month end only. (6) As of 5/31/07. Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Trust. (7) Portfolio information may not be representative of the Trust’s current or future investments and may change due to active management. (8) As of 5/31/07. Portfolio holdings information excludes securities held by special purpose vehicles in which the Trust also holds a residual interest. See Note 1B to the Trust’s financial statements.

Eaton Vance Municipal Income Trust as of May 31, 2007

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax-Exempt Investments — 180.5%
Principal Amount (000's omitted)	Security	Value
Cogeneration — 1.1%
$2,950	Maryland Energy Cogeneration, (AES Warrior Run), (AMT), 7.40%, 9/1/19	$2,975,576
		$2,975,576
Education — 5.0%
$9,000	California Educational Facilities Authority, (Stanford University), 5.25%, 12/1/32(1)	$9,443,205
3,430	Massachusetts Development Finance Agency, (Boston University), 5.45%, 5/15/59	3,778,316
		$13,221,521
Electric Utilities — 11.0%
$6,500	Brazos River Authority, TX, (Reliant Energy, Inc.), 7.75%, 12/1/18	$6,799,390
1,300	Brazos River Authority, TX, Pollution Control Revenue (Texas Energy Co.), (AMT), 5.40%, 5/1/29	1,328,587
2,000	Brazos River Authority, TX, Pollution Control Revenue (Texas Energy Co.), (AMT), 6.75%, 4/1/38	2,162,960
3,550	Mississippi Business Finance Corp., (System Energy Resources, Inc.), 5.90%, 5/1/22	3,585,784
7,250	North Carolina Municipal Power Agency, (Catawba), 6.50%, 1/1/20	7,747,495
1,000	Pennsylvania Economic Development Authority, (Reliant Energy, Inc.), (AMT), 6.75%, 12/1/36	1,105,670
3,400	Pennsylvania Economic Development Authority, (Reliant Energy, Inc.), (AMT), 6.75%, 12/1/36	3,759,278
2,550	Pennsylvania Economic Development Authority, (Reliant Energy, Inc.), (AMT), 6.75%, 12/1/36	2,819,458
		$29,308,622
Escrowed / Prerefunded — 14.5%
$3,000	Capital Trust Agency, FL, (Seminole Tribe Convention), Prerefunded to 10/1/12, 8.95%, 10/1/33(2)	$3,639,270
35,000	Dawson Ridge, CO, Metropolitan District #1, Escrowed to Maturity, 0.00%, 10/1/22	17,690,050
1,000	Halifax, FL, Medical Center, Prerefunded to 10/01/10, 7.25%, 10/1/24	1,117,430
5,000	Illinois Health Facility Authority, (Loyola University Health System), Prerefunded to 7/1/11, 6.00%, 7/1/21	5,370,200
4,325	Louisiana Public Facilities Authority, (Eden Point), Prerefunded to 3/1/09, 6.25%, 3/1/34	4,579,742
1,400	Mesquite, TX, Health Facilities Authority, (Christian Retirement Facility), Prerefunded to 2/15/10, 7.625%, 2/15/28	1,540,420

Principal Amount (000's omitted)	Security	Value
Escrowed / Prerefunded (continued)
$302	New York, Prerefunded to 6/1/13, 5.25%, 6/1/28(1)	$301,700
1,290	Tobacco Settlement Financing Corp., NJ, Prerefunded to 6/1/13, 6.75%, 6/1/39	1,484,622
2,770	Wisconsin Health & Educational Facilities Authority, (Wisconsin Illinois Senior Housing), Prerefunded to 8/1/09, 7.00%, 8/1/29	2,962,072
		$38,685,506
General Obligations — 6.8%
$8,000	California, 4.50%, 8/1/30	$7,780,640
1,500	California, 5.25%, 11/1/29	1,591,635
4,950	California, 5.50%, 11/1/33	5,334,466
3,298	New York City, NY, 5.25%, 6/1/28(1)	3,496,216
		$18,202,957
Health Care-Miscellaneous — 0.8%
$457	Tax Exempt Securities Trust, Community Health Provider, Pooled Loan Program, 6.00%, 12/1/36	$469,824
1,206	Tax Exempt Securities Trust, Community Health Provider, Pooled Loan Program, 6.25%, 12/1/36	1,242,875
458	Tax Exempt Securities Trust, Community Health Provider, Pooled Loan Program, 7.75%, 12/1/36	475,729
		$2,188,428
Hospital — 17.5%
$2,000	Brevard County, FL, Health Facilities Authority, (Health First, Inc.), 5.00%, 4/1/36	$2,028,400
5,000	California Statewide Communities Development Authority, (Kaiser Permanente), 5.25%, 3/1/45	5,155,250
600	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/25	609,348
1,260	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	1,270,735
1,200	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.25%, 2/15/27	1,238,640
835	Chautauqua County, NY, Industrial Development Agency, (Women's Christian Association), 6.35%, 11/15/17	873,143
975	Chautauqua County, NY, Industrial Development Agency, (Women's Christian Association), 6.40%, 11/15/29	1,018,641
6,000	Henderson, NV, Health Care Facility, 5.625%, 7/1/24(3)	6,360,480
2,635	Highland County, OH, (Joint Township Hospital District), 6.75%, 12/1/29	2,776,025
5,275	Indiana Health & Educational Facilities Authority, (Clarian Health Partners), 5.00%, 2/15/36	5,324,690
2,000	Knox County, TN, Health, Educational & Housing Facilities Board, (Covenant Health), 0.00%, 1/1/38	414,840

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount (000's omitted)	Security	Value
Hospital (continued)
$5,000	Knox County, TN, Health, Educational & Housing Facilities Board, (Covenant Health), 0.00%, 1/1/39	$973,050
7,590	Knox County, TN, Health, Educational & Housing Facilities Board, (Covenant Health), 0.00%, 1/1/42	1,259,333
950	Lehigh County, General Purpose Authority, (St. Lukes Hospitals), Variable Rate, 5.381%, 8/15/33(2)(4)	946,200
900	Louisiana Public Facilities Authority, (Ochsner Clinic Foundation Project), 5.50%, 5/15/32	939,375
2,575	Louisiana Public Facilities Authority, (Tuoro Infirmary), 5.625%, 8/15/29	2,639,143
2,000	Martin County, MN, (Fairmont Community Hospital Association), 6.625%, 9/1/22	2,108,200
500	Mecosta County, MI, General Hospital, 5.75%, 5/15/09	507,355
2,500	Mecosta County, MI, General Hospital, 6.00%, 5/15/18	2,564,900
1,000	New Jersey Health Care Facilities Financing Authority, (Atlanticare Regional Medical Center), 5.00%, 7/1/37(5)	1,027,470
5,000	North Central, TX, Health Facility Development Corp., (Baylor Healthcare System), 5.125%, 5/15/29	5,089,300
1,320	Oneonta, AL, Eastern Health Care Facility Financing Authority, (Eastern Health Systems, Inc.), 7.75%, 7/1/21	1,425,745
		$46,550,263
Housing — 13.8%
$2,420	Capital Trust Agency, FL, (Atlantic Housing Foundation), 5.35%, 7/1/40	$2,434,568
4,000	Charter Mac Equity Trust, TN, 6.00%, 4/30/19(2)	4,406,000
4,000	Charter Mac Equity Trust, TN, (AMT), 6.625%, 6/30/09(2)	4,165,880
2,145	Colorado Housing and Finance Authority, (Birchwood Manor Project), (AMT), 5.50%, 9/20/36	2,241,482
1,425	Fairfax County Redevelopment and Housing Authority, (Cedar Ridge), (AMT), 4.85%, 10/1/48	1,387,465
3,185	Florida Capital Projects Finance Authority, Student Housing Revenue, (Florida University), Prerefunded to 8/15/10, 7.75%, 8/15/20	3,550,606
1,715	Lake Creek, CO, Affordable Housing Corp., Multifamily, 7.00%, 12/1/23	1,718,927
3,000	Maryland State Community Development, Multifamily Housing, (AMT), 4.85%, 9/1/47	2,938,410
4,000	Muni Mae Tax-Exempt Bond, LLC, (AMT), 6.875%, 6/30/49(2)	4,183,600
2,865	North Little Rock, AR, Residential Housing Facilities, (Parkstone Place), 6.50%, 8/1/21	2,945,994
3,450	Oregon Health Authority, (Trillium Affordable Housing), (AMT), 6.75%, 2/15/29	3,636,921
3,300	Texas Student Housing Corp., (University of Northern Texas), 6.75%, 7/1/16	3,296,436
		$36,906,289

Principal Amount (000's omitted)	Security	Value
Industrial Development Revenue — 16.7%
$1,780	ABIA Development Corp., TX, (Austin Cargoport Development), (AMT), 6.50%, 10/1/24	$1,826,005
4,135	Brazos River, TX, Harbor Navigation District (Dow Chemical Co.), (AMT), 5.125%, 5/15/33	4,173,580
1,522	Broward County, FL, Industrial Development Revenue, (Lynxs Cargoport), (AMT), 6.75%, 6/1/19	1,565,542
1,300	California Pollution Control Financing Authority, (Solid Waste Disposal), (AMT), 5.40%, 4/1/25	1,354,106
8,000	Denver, CO, City and County Special Facilities, (United Airlines), (AMT), 6.875%, 10/1/32	8,104,000
1,220	Effingham County, GA, (Solid Waste Disposal), (Fort James), (AMT), 5.625%, 7/1/18	1,229,662
2,500	Gulf Coast, TX, Waste Disposal Authority, (Valero Energy Corp.), (AMT), 5.70%, 4/1/32	2,569,450
6,000	New Jersey Economic Development Authority, (Continental Airlines), (AMT), 6.25%, 9/15/29	6,206,100
1,300	New York City, NY, Industrial Development Agency, (American Airlines, Inc.), (AMT), Variable Rate, 7.75%, 8/1/31	1,567,384
6,000	New York City, NY, Industrial Development Agency, (American Airlines, Inc.-JFK International Airport), Variable Rate, 8.00%, 8/1/28	7,342,260
3,500	New York City, NY, Industrial Development Agency, (JFK International Airport), (AMT), 8.50%, 8/1/28	4,092,375
4,350	Phoenix, AZ, Industrial Development Agency, (America West Airlines, Inc.), (AMT), 6.25%, 6/1/19	4,449,354
		$44,479,818
Insured-Electric Utilities — 0.5%
$1,350	Wamego, KS, Pollution Control Revenue, (MBIA), 5.30%, 6/1/31	$1,432,958
		$1,432,958
Insured-Escrowed / Prerefunded — 2.0%
$5,000	Minneapolis and St. Paul, MN, Metropolitan Airport Commission, (FGIC), Prerefunded to 1/1/11, 5.25%, 1/1/32	$5,232,900
		$5,232,900
Insured-General Obligations — 13.7%
$10,500	California, (FGIC), 5.25%, 9/1/30(1)	$10,988,565
13,000	Illinois Development Finance Authority, (Local Government Program-Elgin School District-U46), (FSA), 0.00%, 1/1/20	7,508,670
2,075	North Las Vegas, NV, Wastewater Reclamation System, (MBIA), 4.25%, 10/1/33	1,948,093
9,990	Puerto Rico, (AGC), 5.50%, 7/1/29(1)	11,555,133

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations (continued)
$4,000	Puerto Rico, (FSA), Variable Rate, 5.62%, 7/1/27(2)(4)	$4,613,520
		$36,613,981
Insured-Hospital — 11.2%
$16,820	Kentucky Economic Development Authority, (Norton Healthcare, Inc.), (MBIA), 0.00%, 10/1/25	$6,924,458
19,165	Kentucky Economic Development Authority, (Norton Healthcare, Inc.), (MBIA), 0.00%, 10/1/26	7,502,906
8,590	Kentucky Economic Development Authority, (Norton Healthcare, Inc.), (MBIA), 0.00%, 10/1/27	3,197,284
12,000	New Jersey Health Care Facilities Financing Authority, (St. Barnabas Medical Center), (MBIA), 4.75%, 7/1/28(1)	12,121,520
		$29,746,168
Insured-Housing — 5.4%
$13,710	Virginia Housing Development Authority, (MBIA), 5.375%, 7/1/36(1)	$14,295,264
		$14,295,264
Insured-Pooled Loan — 1.7%
$1,000	Massachusetts Educational Financing Authority, (AMBAC), (AMT), 4.70%, 1/1/27	$993,890
3,625	Massachusetts Educational Financing Authority, (AMBAC), (AMT), 4.70%, 1/1/33	3,572,293
		$4,566,183
Insured-Special Tax Revenue — 1.6%
$4,100	New York Convention Center Development Corp., (AMBAC), 4.75%, 11/15/45	$4,144,034
		$4,144,034
Insured-Transportation — 22.2%
$1,500	Central, TX, Regional Mobility Authority, (FGIC), 5.00%, 1/1/45	$1,539,435
3,500	Chicago, IL, O'Hare International Airport, (AMBAC), (AMT), 5.375%, 1/1/32	3,641,435
2,500	Dallas-Fort Worth, International Airport Facility Improvements Corp., (FGIC), (AMT), 5.50%, 11/1/20(1)	2,628,125
4,930	Dallas-Fort Worth, TX, International Airport, (FGIC), (AMT), 5.75%, 11/1/30(1)	5,115,505
4,500	Dallas-Fort Worth, TX, International Airport, (FGIC), (AMT), 6.125%, 11/1/35(1)	4,709,880
5,500	Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 5.375%, 1/1/40	5,653,725

Principal Amount (000's omitted)	Security	Value
Insured-Transportation (continued)
$6,600	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 9/1/39	$1,362,372
25,500	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 3/1/36	5,659,980
7,200	Massachusetts Turnpike Authority, Metropolitan Highway System, (MBIA), 5.00%, 1/1/37(1)	7,293,696
9,825	Puerto Rico Highway and Transportation Authority, (CIFG), 5.25%, 7/1/41(1)	11,179,868
7,000	San Antonio, TX, Airport System, (FGIC), (AMT), 5.25%, 7/1/21(6)	7,248,780
3,000	San Francisco, CA, City and County Airports Commission, (FGIC), (AMT), 7.014%, 5/1/30(2)(4)	3,176,820
		$59,209,621
Insured-Water and Sewer — 1.0%
$2,730	Marysville, OH, Wastewater Treatment System Revenue, (XLCA), 4.75%, 12/1/46	$2,742,449
		$2,742,449
Nursing Home — 0.8%
$2,000	Orange County, FL, Health Facilities Authority, (Westminster Community Care), 6.75%, 4/1/34	$2,073,080
		$2,073,080
Other Revenue — 23.1%
$3,805	California Statewide Communities Development Authority, (East Valley Tourist Development Authority), 8.25%, 10/1/14(2)	$4,072,492
1,955	Central Falls, RI, Detention Facility Revenue, 7.25%, 7/15/35	2,190,226
3,850	Golden State Tobacco Securitization Corp., CA, 5.125%, 6/1/47	3,827,285
3,160	Golden State Tobacco Securitization Corp., CA, 6.75%, 6/1/39	3,638,582
5,800	Golden Tobacco Securitization Corp., CA, 5.625%, 6/1/38(1)	6,342,010
1,500	Mohegan Tribe Indians, CT, Gaming Authority, (Public Improvements), 6.25%, 1/1/21	1,593,840
2,300	Northern Tobacco Securitization Corp., 0.00%, 6/1/46	228,137
6,050	Northern Tobacco Securitization Corp., 5.00%, 6/1/46	5,883,202
195	Otero County, NM, Jail Project, 5.50%, 4/1/13	195,244
360	Otero County, NM, Jail Project, 5.75%, 4/1/18	360,716
100	Otero County, NM, Jail Project, 6.00%, 4/1/23	100,957
110	Otero County, NM, Jail Project, 6.00%, 4/1/28	111,053
19,500	Puerto Rico Infrastructure Financing Authority, 5.50%, 10/1/32(1)	20,753,265

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount (000's omitted)	Security	Value
Other Revenue (continued)
$3,008	Santa Fe, NM, (Crow Hobbs), 8.50%, 9/1/16	$3,103,050
3,000	Tobacco Settlement Financing Corp., 5.625%, 6/1/37(1)	3,321,660
8,530	Tobacco Settlement Financing Corp., NJ, 0.00%, 6/1/41	1,308,417
6,905	Tobacco Settlement Financing Corp., NJ, 0.00%, 6/1/47	753,336
2,345	Tobacco Settlement Financing Corp., NJ, 4.75%, 6/1/34	2,213,915
1,415	White Earth Band of Chippewa Indians, MN, 6.375%, 12/1/26	1,399,449
250	Willacy County, TX, Local Government Corp., 6.00%, 3/1/09	250,853
		$61,647,689
Senior Living / Life Care — 2.9%
$3,210	Cliff House Trust, PA, (AMT), 6.625%, 6/1/27	$2,292,582
1,000	Fairfax County Economic Development Authority, (Goodwin House, Inc.), 5.125%, 10/1/37	1,017,600
1,700	Fairfax County Economic Development Authority, (Goodwin House, Inc.), 5.125%, 10/1/42	1,721,386
3,240	Logan County, CO, Industrial Development Revenue, (TLC Care Choices, Inc.), 6.875%, 12/1/23(7)	2,634,962
		$7,666,530
Special Tax Revenue — 2.7%
$3,280	Bell Mountain Ranch, CO, Metropolitan District, 6.625%, 11/15/25	$3,469,912
190	Longleaf, FL, Community Development District, 6.20%, 5/1/09	190,956
1,150	New Jersey Economic Development Finance Authority, (Cigarette Tax), 5.50%, 6/15/24	1,203,682
2,115	New Jersey Economic Development Finance Authority, (Cigarette Tax), 5.75%, 6/15/29	2,274,006
		$7,138,556
Transportation — 3.4%
$1,500	Augusta, GA, (AMT), 5.35%, 1/1/28	$1,565,220
7,500	Kent County Airport Facility, 5.00%, 1/1/25(1)	7,596,563
		$9,161,783

Principal Amount (000's omitted)	Security	Value
Water and Sewer — 1.1%
$3,405	Massachusetts Water Resources Authority, 4.00%, 8/1/46	$2,948,355
		$2,948,355
Total Tax-Exempt Investments — 180.5%
(identified cost $453,683,310)		$481,138,531
Other Assets, Less Liabilities — (31.4)%		$(83,574,547)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (49.1)%		$(131,013,459)
Net Assets Applicable to Common
Shares — 100.0%		$266,550,525

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CDC IXIS Financial Guaranty North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

At May 31, 2007, the concentration of the Trust's investments in the various states, determined as a percentage of net assets, is as follows:

California	23.5%
Texas	18.9%
Puerto Rico	18.0%
Colorado	16.1%
New Jersey	11.6%
Others, representing less than 10% individually	92.4%

The Trust invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at May 31, 2007, 32.9% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.6% to 12.8% of total investments.

(1)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2007, the aggregate value of the securities is $29,203,782 or 11.0% of the Trust's net assets applicable to common shares.

(3)  Security (or a portion thereof) has been segregated to cover when-issued securities.

(4)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at May 31, 2007.

(5)  When-issued security.

(6)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(7)  Security is in default and making only partial interest payments.

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2007

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of May 31, 2007

Assets
Investments, at value (identified cost, $453,683,310)	$481,138,531
Receivable for investments sold	145,000
Interest receivable	7,166,541
Receivable for open swap contracts	1,333,305
Prepaid expenses	5,006
Total assets	$489,788,383
Liabilities
Due to custodian	$2,265,311
Payable for when-issued securities	1,028,660
Payable to affiliate for investment advisory fee	237,699
Payable to affiliate for administration fee	67,914
Payable to affiliate for Trustees' fees	2,586
Interest expense and fees payable	1,126,448
Payable for floating rate notes issued	87,292,000
Accrued expenses	203,781
Total liabilities	$92,224,399
Auction preferred shares (5,240 shares outstanding) at liquidation value plus cumulative unpaid dividends	$131,013,459
Net assets applicable to common shares	$266,550,525
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 17,183,449 shares issued and outstanding	$171,835
Additional paid-in capital	254,368,258
Accumulated net realized loss (computed on the basis of identified cost)	(18,200,847)
Undistributed net investment income	1,422,759
Net unrealized appreciation (computed on the basis of identified cost)	28,788,520
Net assets applicable to common shares	$266,550,525
Net Asset Value Per Common Share
($266,550,525 ÷ 17,183,449 common shares issued and outstanding)	$15.51

Statement of Operations

For the Six Months Ended
May 31, 2007

Investment Income
Interest	$13,462,640
Total investment income	$13,462,640
Expenses
Investment adviser fee	$1,401,033
Administration fee	400,295
Trustees' fees and expenses	7,760
Interest expense and fees	1,902,791
Custodian fee	190,384
Preferred shares remarketing agent fee	163,301
Transfer and dividend disbursing agent fees	125,679
Printing and postage	35,992
Legal and accounting services	29,908
Miscellaneous	47,325
Total expenses	$4,304,468
Deduct — Reduction of custodian fee	$4,975
Total expense reductions	$4,975
Net expenses	$4,299,493
Net investment income	$9,163,147
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$6,843,914
Financial futures contracts	1,575,507
Net realized gain	$8,419,421
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(16,809,285)
Financial futures contracts	293,484
Swap contracts	1,695,888
Net change in unrealized appreciation (depreciation)	$(14,819,913)
Net realized and unrealized loss	$(6,400,492)
Distributions to preferred shareholders From net investment income	$(2,344,180)
Net increase in net assets from operations	$418,475

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended May 31, 2007 (Unaudited)	Year Ended November 30, 2006
From operations — Net investment income	$9,163,147	$18,816,896
Net realized gain from investment transactions, financial futures contracts and swaps contracts	8,419,421	5,109,393
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swaps contracts	(14,819,913)	19,605,292
Distributions to preferred shareholders — From net investment income	(2,344,180)	(4,307,392)
Net increase in net assets from operations	$418,475	$39,224,189
Distributions to common shareholders — From net investment income	$(6,778,106)	$(15,074,841)
Total distributions to common shareholders	$(6,778,106)	$(15,074,841)
Capital share transactions — Reinvestment of distributions to common shareholders	$635,873	$1,209,852
Total increase in net assets from capital share transactions	$635,873	$1,209,852
Net increase (decrease) in net assets	$(5,723,758)	$25,359,200
Net Assets Applicable to Common Shares
At beginning of period	$272,274,283	$246,915,083
At end of period	$266,550,525	$272,274,283
Undistributed net investment income included in net assets applicable to common shares
At end of period	$1,422,759	$1,381,898

Statement of Cash Flows

Cash Flows From Operating Activities	For the Six Months Ended May 31, 2007 (Unaudited)
Net increase in net assets from operations	$418,475
Distributions to preferred shareholders	2,344,180
Net increase in net assets from operations excluding distributions to preferred shareholders from net investment income	$2,762,655
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Investments purchased	(91,882,553)
Investments sold	105,415,164
Net amortization of premium (discount)	(1,468,703)
Decrease in interest receivable	448,167
Increase in receivable for investment sold	(50,000)
Increase in receivable for open swap contracts	(1,333,305)
Increase in prepaid expenses	(5,006)
Decrease in payable for daily variation margin on open financial futures contracts	(373,765)
Decrease in payable for open swap contracts	(362,583)
Increase in payable to affiliate for investment advisory fees	7,372
Increase in payable to affiliate for Trustees' fees	3
Increase in payable to affiliate for administration fees	2,106
Increase in payable for when-issued securities	1,028,660
Increase in accrued expenses	21,589
Decrease in interest expense and fees payable	(205,971)
Net realized (gain) loss on investments	(6,843,914)
Change in unrealized (appreciation) depreciation on investments	16,809,285
Net cash provided by operating activities	$23,969,201
Cash Flows From Financing Activities —
Cash distributions paid to common shareholders net of reinvestments	$(6,142,233)
Distributions to preferred shareholders from net investment income	(2,342,475)
Due to custodian	1,063,377
Repayment of secured borrowings	(16,547,870)
Net cash used in financing activities	$(23,969,201)
Cash at beginning of period	$—
Cash at end of period	$—
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consists of reinvestment of dividends and distributions of :	$635,873

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Six Months Ended May 31, 2007	Year Ended November 30,
	(Unaudited)(1)	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)(2)
Net asset value — Beginning of period (Common shares)	$15.880	$14.470	$13.950	$14.090	$13.020	$12.930
Income (loss) from operations
Net investment income	$0.534	$1.100	$1.165	$1.268	$1.269	$1.255
Net realized and unrealized gain (loss)	(0.372)	1.444	0.611	(0.128)	1.026	0.013
Distributions to preferred shareholders From net investment income	(0.137)	(0.252)	(0.151)	(0.090)	(0.095)	(0.148)
Total income from operations	$0.025	$2.292	$1.625	$1.050	$2.200	$1.120
Less distributions to common shareholders
From net investment income	$(0.395)	$(0.882)	$(1.105)	$(1.190)	$(1.130)	$(1.030)
Total distributions to common shareholders	$(0.395)	$(0.882)	$(1.105)	$(1.190)	$(1.130)	$(1.030)
Net asset value — End of period (Common shares)	$15.510	$15.880	$14.470	$13.950	$14.090	$13.020
Market value — End of period (Common shares)	$15.750	$16.100	$14.960	$16.150	$15.550	$14.050
Total Investment Return on Net Asset Value(3)	0.15%	16.33%	11.56%	7.28%	17.35%	8.68%
Total Investment Return on Market Value(3)	0.87%	13.43%	(0.38)%	12.54%	20.02%	12.32%

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Six Months Ended May 31, 2007		Year Ended November 30,
	(Unaudited)(1)		2006(1)	2005(1)	2004(1)	2003(1)	2002(1)(2)
Ratios/Supplemental Data
Net assets applicable to common shares, end of period (000's omitted)	$266,551		$272,274	$246,915	$236,303	$236,560	$216,275
Ratios (As a percentage of average net assets applicable to common shares):(4)
Expense excluding interest and fees	1.78	%(5)	1.76%	1.79%	1.79%	1.80%	1.89%
Interest and fee expense(6)	1.41	%(5)	1.46%	0.95%	0.80%	0.71%	0.82%
Total expenses	3.19	%(5)	3.22%	2.74%	2.59%	2.51%	2.71%
Expenses after custodian fee reduction excluding interest and fees	1.78	%(5)	1.75%	1.78%	1.78%	1.80%	1.88%
Net investment income	6.80	%(5)	7.27%	8.08%	9.14%	9.37%	9.69%
Portfolio Turnover	19%		41%	28%	21%	20%	14%
The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares as follows:
Ratios (As a percentage of average total net assets applicable to common and preferred shares):(4)
Expense excluding interest and fees	1.20	%(5)	1.17%	1.17%	1.15%	1.14%	1.17%
Interest and fee expense(6)	0.95	%(5)	0.97%	0.62%	0.51%	0.45%	0.51%
Total expenses	2.15	%(5)	2.14%	1.79%	1.66%	1.59%	1.68%
Expenses after custodian fee reduction excluding interest and fees	1.20	%(5)	1.17%	1.16%	1.14%	1.14%	1.17%
Net investment income	4.58	%(5)	4.83%	5.27%	5.86%	5.93%	6.01%
Senior Securities:
Total preferred shares outstanding	5,240		5,240	5,240	5,240	5,240	5,240
Asset coverage per preferred share(7)	$75,871		$76,963	$72,128	$70,112	$70,154	$66,291
Involuntary liquidation preference per preferred share(8)	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(8)	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000

(1)  Computed using average common shares outstanding.

(2)  The Trust has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended November 30, 2002 was to increase net investment income per share by $0.011, decrease net realized and unrealized gains per share by $0.011, increase the ratio of net investment income to average net assets applicable to common shares from 9.61% to 9.69% and increase the ratio of net investment income to average total net assets from 5.96% to 6.01%.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Trust's leveraged capital structure.

(5)  Annualized.

(6)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1B).

(7)  Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.

(8)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Municipal Income Trust (the Trust) is an entity commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, closed-end management investment company. The Trust was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated December 10, 1998. The Trust's investment objective is to provide current income exempt from regular federal income tax by investing primarily in investment grade municipal obligations.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Municipal bonds and taxable obligations, if any, are normally valued on the basis of valuations furnished by a pricing service. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on futures contracts are normally valued at the mean between the latest bid and asked prices. Interest rate swaps are normally valued on the basis of valuations furnished by a pricing service. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are not readily available, and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Floating Rate Notes Issued in Conjunction with Securities Held — The Trust sells a fixed-rate bond to a broker for cash. At the same time the Trust buys a residual interest in the assets and cash flows of special purpose vehicle (generally organized as a trust) "the SPV" set up by the broker, often referred to as an inverse floating rate obligation "Inverse Floater". The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed-rate bond sold to the broker by the Trust, and which may have been, but is not required to be, the fixed-rate bond purchased from the Trust, the "Fixed-Rate Bond". The SPV also issues floating-rate notes "Floating Rate Notes" which are sold to third-parties. The Trust may enter into shortfall and forbearance agreements with the broker by which a Trust agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Inverse Floater held by a Trust gives the Trust the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Trust, thereby collapsing the SPV. Pursuant to Statement No. 140, the Trust accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Portfolio of Investments, and accounts for the Floating Rate Notes as a liability under the caption "payable for floating rate notes issued" in the Trust's "Statement of Assets and Liabilities". The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. At May 31, 2007, the Trust's investments were as follows:

Trust	Floating Rate Notes Outstanding	Interest Rate or Range of Interest Rates		Collateral for Floating Rate Notes Outstanding
Municipal Income Trust	$87,292,000	3.75%	- 3.86%	$131,142,175

The Trusts' investment policies and restrictions expressly permit investments in inverse floating rate securities. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. The Trusts' investment policies do not allow the Trusts to borrow money for purposes of making investments. Management believes that the Trusts' restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes pursuant to FAS Statement No. 140, which is distinct from legal borrowing of the Trusts to which the restrictions apply. Inverse Floaters held by the Trusts are securities exempt from registration under Rule 144A of the Securities Act of 1933.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Interest Expense — Interest expense realtes to the Trusts' liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Trusts. Interest expense is recorded as incurred.

Eaton Vance Municipal Income Trust as of May 31, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

E  Federal Income Taxes — The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, if any, and tax-exempt income, including any net realized gain on investments. Therefore, no provision for federal income or excise tax is necessary. At November 30, 2006, the Trust, for federal income tax purposes, had a capital loss carryover of $26,773,529 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryover will expire on November 30, 2007 ($1,644,169), November 30, 2008 ($14,623,294), November 30, 2009 ($5,266,337), November 30, 2011 ($2,541,236) and November 30, 2012 ($2,698,493). In addition, the Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income taxes when received by the Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

F  Financial Futures Contracts — Upon the entering of a financial futures contract, the Trust is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Trust (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Trust. The Trust's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

G  Options on Financial Futures Contracts — Upon the purchase of a put option on a financial futures contract by the Trust, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Trust will realize a loss in the amount of the cost of the option. When the Trust enters into a closing sale transaction, the Trust will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Trust exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

H  When-Issued and Delayed Delivery Transactions — The Trust may engage in when-issued and delayed delivery transactions. The Trust records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on statement date.

I  Interest Rate Swaps — The Trust may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Trust makes semi-annual payments at a fixed interest rate. In exchange, the Trust receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Payments received or made at the end of a measurement period are recorded as realized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Trust is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Trust does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

J  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

K  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Trust. Effective July 2, 2007, the parent company of IBT was acquired by State Street Corporation. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance

Eaton Vance Municipal Income Trust as of May 31, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

the Trust maintains with IBT. All credit balances used to reduce the Trust's custodian fees are reported as a reduction of expenses in the Statements of Operations.

L  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

M  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

N  Other — Investments transactions are accounted for on a trade date basis. Realized gains and losses are compared on the specific identification of the securities sold.

O  Statements of Cash Flows — The cash amount shown in the Statements of Cash Flows is the amount included in the Trust's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include any short-term investments at May 31, 2007.

P  Interim Financial Statements — The interim financial statements relating to May 31, 2007 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Trust's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Auction Preferred Shares (APS)

The Trust issued 2,620 shares of Auction Preferred Shares Series A and 2,620 shares of Auction Preferred Shares Series B. Dividends on the APS, which accrue daily, are cumulative at a rate which was established at the offering of the APS and generally have been reset every 7 days thereafter by an auction unless a special dividend period has been set. Dividend rates ranged from 3.29% to 5.00% for Series A and 2.99% to 3.90% for Series B Shares, during the six months ended May 31, 2007. Series A and Series B are identical in all respects except for the dates of reset for the dividend rates.

The APS are redeemable at the option of the Trust, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust's By-Laws and the 1940 Act. The Trust pays an annual fee equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

3  Distributions to Shareholders

The Trust intends to make monthly distributions of net investment income, after payment of any dividends on any outstanding Auction Preferred Shares. Distributions are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the Auction Preferred Shares is generally seven days. The applicable dividend rate for the Auction Preferred Shares on May 31, 2007 was 3.75% and 3.62%, for Series A and Series B Shares, respectively. For the six months ended May 31, 2007, the Trust paid dividends to Auction Preferred shareholders amounting to $1,197,702 and $1,146,478 for Series A and Series B Shares, respectively, representing an average APS dividend rate for such period of 3.67% and 3.51%, respectively.

Eaton Vance Municipal Income Trust as of May 31, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

The Trust distinguishes between distribution on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid in capital.

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee, computed at an annual rate of 0.70% of the Trust's average weekly gross assets, was earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Trust. Average weekly gross assets as referred to herein exclude assets deemed held pursuant to FAS Statement No. 140 (see Note 1B). Except for Trustees of the Trust who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Trust out of such investment adviser fee. For the six months ended May 31, 2007, the fee was equivalent to 0.70% of the Trust's average weekly gross assets and amounted to $1,401,033. EVM also serves as the administrator of the Trust. An administration fee, computed at the annual rate of 0.20% of the average weekly gross assets of the Trust, is paid to EVM for managing and administering business affairs of the Trust. For the six months ended May 31, 2007, the administrative fee amounted to $400,295.

Certain officers and Trustees of the Trust are officers of EVM.

5  Investments

Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $91,882,553 and $105,415,164, respectively, for the six months ended May 31, 2007. There were no purchases and sales of U.S. Government securities during the six months ended May 31, 2007.

6  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned by the Trust at May 31, 2007, as determined for federal income tax purposes, are as follows:

Aggregate cost	$366,541,147
Gross unrealized appreciation	$29,239,391
Gross unrealized depreciation	(1,934,001)
Net unrealized appreciation	$27,305,390

7  Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

	Six Months Ended May 31, 2007 (Unaudited)	Year Ended November 30, 2006
Shares issued pursuant to the Trust's dividend reinvestment plan	40,395	79,931
Net increase	40,395	79,931

8  Overdraft Advances

Pursuant to the custodian agreement between the Trust and Investors Bank & Trust (IBT), IBT may in its discretion advance funds to the Trust to make properly authorized payments. When such payments result in an overdraft by the Trust, the Trust is obligated to repay IBT at the current rate of interest charged by IBT for secured loans (currently, a rate above the federal funds rate). This obligation is payable on demand to IBT. At May 31, 2007, the Trust had a payment due to IBT pursuant to the foregoing arrangement of $2,265,311.

9  Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are

Eaton Vance Municipal Income Trust as of May 31, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

considered. A summary of obligations under these financial instruments at May 31, 2007 is as follows:

At May 31, 2007, the Trust entered into an interest rate swap agreement with Merrill Lynch Capital Services, Inc. whereby the Trust receives bi-annual payments at a fixed rate equal to 4.006% on the notional amount of $10,000,000. In exchange, the Trust receives bi-annual payments at a rate equal to the USD-BMA Municipal Swap Index on the same notional amount. The effective date of the interest rate swap is August 7, 2007. Effective date represents the date on which the fund and counterparty to the swap begin interest payment accruals. The value of the contract, which terminates August 7, 2037 is recorded as a receivable for open swap contracts of $187,170.

At May 31, 2007, the Trust entered into an interest rate swap agreement with Morgan Stanley Capital Services, Inc., whereby the Trust receives bi-annual payments at a fixed rate equal to 3.948% on the notional amount of $15,000,000. In exchange, the Trust receives bi-annual payments at a rate equal to the USD-BMA Municipal Swap Index on the same notional amount. The effective date of the interest rate swap is January 23, 2008. Effective date represents the date on which the fund and counterparty to the swap begin interest payment accruals. The value of the contract, which terminates January 23, 2038 is recorded as a receivable for open swap contracts of $443,065.

At May 31, 2007, the Trust entered into an interest rate swap agreement with Lehman Brothers, Inc., whereby the Trust receives bi-annual payments at a fixed rate equal to 3.896% on the notional amount of $15,000,000. In exchange, the Trust receives bi-annual payments at a rate equal to the USD-BMA Municipal Swap Index on the same notional amount. The effective date of the interest rate swap is October 23, 2007. Effective date represents the date on which the fund and counterparty to the swap begin interest payment accruals. The value of the contract, which terminates October 23, 2037 is recorded as a receivable for open swap contracts of $535,619.

At May 31, 2007, the Trust had entered into an interest rate swap agreement with Citibank, N.A. whereby the Trust makes bi-annual payments at a fixed rate equal to 3.925% on the notional amount of $10,000,000. In exchange, the Trust receives bi-annual payments at a rate equal to the USD-BMA Municipal Swap Index on the same notional amount. The effective date of the interest rate swap is August 16, 2007. Effective date represents the date on which the fund and counterparty to the swap begin interest payment accruals. The value of the contract, which terminates August 16, 2027, is recorded as a receivable for open swap contracts of $167,450.

At May 31, 2007, the Trust had sufficient cash and/or securities segregated to cover potential obligations arising from open swap contracts.

10  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board "FASB" issued FASB Interpretation No. 48, "FIN 48" "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board "FASB" issued Statement of Financial Accounting Standards No. 157, "FAS 157" "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance Municipal Income Trust

OTHER MATTERS (Unaudited)

Annual Meeting of Shareholders

The Trust held its Annual Meeting of Shareholders on March 23, 2007. The following action was taken by the shareholders:

Item 1: The election of James B. Hawkes, Samuel L. Hayes, III and Ralph F. Verni as Class II Trustees of the Trust for a three-year term expiring in 2010. Mr. Hayes was elected solely by APS shareholders.

Nominee for Class II Trustee	Number of Shares
Elected by APS Shareholders	For	Withheld
Samuel L. Hayes, III	5,065	4
Nominees for Class II Trustee	Number of Shares
Elected by All Shareholders	For	Withheld
James B. Hawkes	16,329,383	159,196
Ralph F. Verni	16,349,672	138,907

Eaton Vance Municipal Income Trust

DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Trust's transfer agent, PFPC, Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-800-331-1710.

Eaton Vance Municipal Income Trust

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Municipal Income Trust
c/o PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
1-800-331-1710

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company and has no employees.

Number of Shareholders

As of May 31, 2007, our records indicate that there are 130 registered shareholders and approximately 7,600 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVN.

Eaton Vance Municipal Income Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Municipal Income Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Municipal Income Trust (the "Fund"), and Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk and special considerations relevant to investing in municipal bonds. The Board considered the Adviser's 30-person municipal bond team, which includes six portfolio managers and nine credit specialists who provide services to the Fund. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds. After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five- year periods ended September 30, 2006 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Eaton Vance Municipal Income Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

The Board considered the financial resources committed by the Adviser in structuring the Fund at the time of its initial public offering. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Municipal Income Trust

INVESTMENT MANAGEMENT

Eaton Vance Municipal Income Trust

Officers
Robert B. MacIntosh
President
William H. Ahern, Jr.
Vice President
Cynthia J. Clemson
Vice President
James B. Hawkes
Vice President and Trustee
Thomas M. Metzold
Vice President and
Portfolio Manager
Alan R. Dynner
Secretary
Barbara E. Campbell
Treasurer
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Norton H. Reamer Heidi L. Steiger Lynn A. Stout Ralph F. Verni

This Page Intentionally Left Blank

Investment Adviser and Administrator of Eaton Vance Municipal Income Trust
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Custodian
State Street Bank & Trust Co.

225 Franklin Street

Boston, MA 02110

Transfer Agent and Dividend Disbursing Agent
PFPC Inc.

P.O. Box 43027

Providence, RI 02940-3027

(800) 331-1710

Eaton Vance Municipal Income Trust
The Eaton Vance Building
255 State Street
Boston, MA 02109

151-7/07  CE-NASRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

Not required in this filing.

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipal Income Trust

By:	/s/ Robert B. MacIntosh
Robert B. MacIntosh
President

Date:	July 11, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	July 11, 2007

By:	/s/ Robert B. MacIntosh
Robert B. MacIntosh
President

Date:	July 11, 2007